Exhibit 99.1

NEWS RELEASE

Science 37 Unveils Three Global Centers of Excellence to Drive Efficiency, Speed and Quality

Centers of Excellence to strengthen and scale the company’s Metasite offering and accelerate its path to profitability

RESEARCH TRIANGLE PARK, N.C., April 11, 2023—Science 37 Holdings, Inc. (Nasdaq: SNCE), the industry-leading MetasiteTM, today unveiled three global Centers of Excellence (COEs) to gain greater operational efficiencies, consistent development velocity, and the highest quality for its virtual site operating model.

The three COEs will be located in India, Pakistan and Slovakia and will serve as the primary development centers for Science 37’s unified technology platform that manages study workflow and captures data for the Metasite. In addition, the COEs will be home to highly skilled talent that has expertise in data management and other administrative functions. Importantly, Science 37’s experienced United States-based management team will retain oversight of the three COEs.

“We have been highly successful in managing near- and off-shore resources, across several functions, for the past two years,” said David Coman, Chief Executive Officer, Science 37. “The three COEs give us the flexibility to scale the Metasite and accelerate our path to profitability. We continue to invest in top leadership talent to ensure we have the right processes and management in place to execute this at scale, deliver greater efficiency and speed, and provide industry-leading quality.”

The Company had approximately 85 employees and contractors located in the three regions at the end of 2022 and expects to reach nearly 200 in the calendar year 2023. In a corresponding move, the Company announced approximately 140 United States and European-based positions were eliminated.

The announced changes come on the heels of a strong first quarter where the company is providing preliminary results for gross bookings of more than $23 million, in addition to revenue of more than $13.5 million and adjusted EBITDA better than ($13.0 million), which are ahead of the Company’s expectations.

The Company also expects to take approximately $12 million in realization adjustments to gross bookings for the quarter, approximately $8 million of which came from a single program that was on hold, was not previously included in the Company’s 2023 phased backlog and was taken into account in its original 2023 revenue guidance.

The preliminary selected financial results for the quarter ended March 31, 2023 in this press release are preliminary, are not a comprehensive statement of financial results for such quarter, and are provided prior to completion of all internal and external review and audit procedures and, therefore, are subject to adjustment. Actual results may differ materially from these estimates depending on a number of factors. Among the factors that could cause or contribute to material differences between the Company’s actual results and expectations indicated by the forward-looking statements are risks and uncertainties that include, but are not limited to, changes to the Company’s financial results for the quarter ended March 31, 2023 due to the completion of financial closing procedures, final adjustments and other developments that may arise between now and the time that the Company’s financial statements for the quarter are finalized and publicly released, and other risks and uncertainties described below and in the Company’s filings with the U.S. Securities and Exchange Commission (the SEC”). Investors are urged to read the Cautionary Note Regarding Forward-Looking Statements included in this press release. Management does not assume any obligation to update these estimates.

The Company has not provided a quantitative reconciliation of adjusted EBITDA guidance to net (income) loss on a forward-looking basis within this press release because the Company is unable, without unreasonable efforts, to provide reconciling information with respect to interest income, depreciation, amortization, stock-based compensation, restructuring costs and change in fair value of the earn-out liability, all of which are adjustments to adjusted EBITDA. These items, which could materially affect the computation of forward-looking GAAP net income (loss), are inherently uncertain and depend on various factors, some of which are outside of the Company’s control.

About Science 37

Science 37 Holdings, Inc.’s (Nasdaq: SNCE) mission is to accelerate clinical research by enabling universal trial access for patients. Through our Metasite™ we reach an expanded population beyond the traditional site, delivering on our goal of clinical research that works for everyone—with greater patient diversity. Patients gain the flexibility to participate from the comfort of their own homes, at their local community provider, or at a traditional site when needed. Our Metasite is powered by a proprietary technology platform with in-house medical and operational experts that drive uniform study orchestration, enabling greater compliance and high-quality data. To learn more, visit www.science37.com, or email science37@science37.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws, including statements regarding Science 37’s anticipated growth and profitability, the products offered by Science 37 and the markets in which it operates, expectations related to the planned cost reduction program, including the timing and amount of cost savings and cash expenditures and charges, and preliminary gross bookings and revenue and adjusted EBITDA guidance for fiscal year 2023. These forward-looking statements generally are identified by the words “believe,” “can,” “could,” “seek,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “might,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the ability to maintain the listing of Science 37’s securities on The Nasdaq Stock Market LLC, (ii) volatility in the price of Science 37’s securities due to a variety of factors, including changes in the competitive and highly regulated industries in which Science 37 operates, variations in performance across competitors, changes in laws and regulations affecting Science 37’s business and changes in its capital structure, and general economic and financial market conditions, including fluctuations in currency exchange rates, economic instability, and inflationary conditions, (iii) the ability to implement business plans, forecasts, and other expectations, and to identify and realize additional opportunities, (iv) the risk that Science 37 may never achieve or sustain profitability, (v) the risk that Science 37 will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all, (vi) failure to realize anticipated cost savings, and (vii) risks related to general economic and financial market conditions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on March 6, 2023 and in the other documents filed by Science 37 from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Science 37 assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Science 37 does not give any assurance that Science 37 will achieve its expectations.

MEDIA INQUIRIES:
Grazia Mohren
Science 37
PR@science37.com

INVESTOR RELATIONS:
Steve Halper/Caroline Paul
LifeSci Advisors
Investors@science37.com